UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2011

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 9, 2011, 1st Source Corporation (“1st Source”) entered into a letter agreement (the “Warrant Letter Agreement”), dated as of March 9, 2011, between 1st Source and the United States Department of the Treasury (“Treasury”).  Pursuant to the Warrant Letter Agreement, 1st Source repurchased from Treasury the warrant to purchase 837,947 shares of 1st Source common stock issued to Treasury in January 2009 under the Capital Purchase Program of the Emergency Economic Stabilization Act of 2008.  1st Source paid a purchase price of $3.75 million for the warrant.  The Warrant Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Agreement, dated as of March 9, 2011, between 1st Source Corporation and the United States Department of the Treasury

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: March 9, 2011	/s/CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board, President and CEO

Date: March 9, 2011	/s/LARRY E. LENTYCH
Larry E. Lentych
Treasurer and Chief Financial Officer
Principal Accounting Officer